                                    Exhibit A
                          Registered Investment Companies Subject to Management Agreement
--------------------------------------------------------------------------------- ----------------------------------

Registered Investment Company and Advisor Class Funds                                           Date
--------------------------------------------------------------------------------- ----------------------------------

American Century Government Income Trust
     Benham GNMA Fund                                                                      August 1, 1997
     Benham Government Agency Money Market Fund                                            August 1, 1997
     Benham Intermediate-Term Treasury Fund                                                August 1, 1997
     Benham Long-Term Treasury Fund                                                        August 1, 1997
     Benham Short-Term Government Fund                                                     August 1, 1997
     Benham Short-Term Treasury Fund                                                       August 1, 1997

American Century International Bond Funds
     Benham International Bond Fund                                                        August 1, 1997

American Century Investment Trust
     Benham Prime Money Market Fund                                                         June 1, 1998

American Century Quantitative Equity Funds
     American Century Equity Growth Fund                                                   August 1, 1997
     American Century Global Gold Fund                                                     August 1, 1997
     American Century Global Natural Resources Fund                                        August 1, 1997
     American Century Income & Growth Fund                                                 August 1, 1997
     American Century Small Capitalization Quantitative Fund                                June 29, 1998
     American Century Utilities Fund                                                       August 1, 1997

American Century Target Maturities Trust
     Benham Target Maturities Trust: 2000                                                  August 1, 1997
     Benham Target Maturities Trust: 2005                                                  August 1, 1997
     Benham Target Maturities Trust: 2010                                                  August 1, 1997
     Benham Target Maturities Trust: 2015                                                  August 1, 1997
     Benham Target Maturities Trust: 2020                                                  August 1, 1997
     Benham Target Maturities Trust: 2025                                                  August 1, 1997
--------------------------------------------------------------------------------- ----------------------------------

By executing this Exhibit A, each Fund executes the Management Agreement to which it is attached and all of its Exhibits and amendments as of the date specified above.

                                                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                                       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.           AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                                       AMERICAN CENTURY TARGET MATURITIES TRUST


/*/Robert C. Puff                                      /*/Douglas A. Paul
Robert C. Puff                                         Douglas A. Paul
President                                              Secretary

                                    Exhibit B

                          Series Investment Categories
----------------------------------------- --------------------------------------------------------------------------

Investment Category                       Series
----------------------------------------- --------------------------------------------------------------------------

Money Market Funds                        Benham Government Agency Money Market Fund
                                          Benham Prime Money Market Fund

Bond Funds                                Benham GNMA Fund
                                          Benham Intermediate-Term Treasury Fund
                                          Benham International Bond Fund
                                          Benham Long-Term Treasury Fund
                                          Benham Short-Term Government Fund
                                          Benham Short-Term Treasury Fund
                                          Benham Target Maturities Trust: 2000
                                          Benham Target Maturities Trust: 2005
                                          Benham Target Maturities Trust: 2010
                                          Benham Target Maturities Trust: 2015
                                          Benham Target Maturities Trust: 2020
                                          Benham Target Maturities Trust: 2025

Equity Funds                              American Century Equity Growth Fund
                                          American Century Global Gold Fund
                                          American Century Global Natural Resources Fund
                                          American Century Income & Growth Fund
                                          American Century Small Capitalization Quantitative Fund
                                          American Century Utilities Fund
----------------------------------------- --------------------------------------------------------------------------




Dated:  June 29, 1998

                                                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                                       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.           AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                                       AMERICAN CENTURY TARGET MATURITIES TRUST

As executed on behalf of the above in                  As executed on behalf of the above in
Exhibit A by                                           Exhibit A by

Robert C. Puff                                         James M. Benham
President                                              President and Chief Executive Officer

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

Schedule 1
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 1 Funds:
First $1 billion                  0.2500%                     Benham Government Agency Money Market Fund
--------------------------                         ------------------------------------------------------------------
Next $1 billion                   0.2070%
Next $3 billion                   0.1660%
Next $5 billion                   0.1490%
Next $15 billion                  0.1380%
Next $25 billion                  0.1375%
Thereafter                        0.1370%

Schedule 2
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 2 Funds:
First $1 billion                  0.2700%                                        NONE
--------------------------                         ------------------------------------------------------------------
Next $1 billion                   0.2270%
Next $3 billion                   0.1860%
Next $5 billion                   0.1690%
Next $15 billion                  0.1580%
Next $25 billion                  0.1575%
Thereafter                        0.1570%

Schedule 3
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 3 Funds:
First $1 billion                  0.3700%                           Benham Prime Money Market Fund
--------------------------                         ------------------------------------------------------------------
Next $1 billion                   0.3270%
Next $3 billion                   0.2860%
Next $5 billion                   0.2690%
Next $15 billion                  0.2580%
Next $25 billion                  0.2575%
Thereafter                        0.2570%

                       Category Fee Schedules: Bond Funds


Schedule 1
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 1 Funds:
First $1 billion                  0.2800%                           Benham Short-Term Treasury Fund
Next $1 billion                   0.2280%                       Benham Intermediate-Term Treasury Fund
Next $3 billion                   0.1980%                           Benham Long-Term Treasury Fund
--------------------------                         ------------------------------------------------------------------
Next $5 billion                   0.1780%
Next $15 billion                  0.1650%
Next $25 billion                  0.1630%
Thereafter                        0.1625%

Schedule 2
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 2 Funds:
First $1 billion                  0.3100%                                        NONE
--------------------------                         ------------------------------------------------------------------
Next $1 billion                   0.2580%
Next $3 billion                   0.2280%
Next $5 billion                   0.2080%
Next $15 billion                  0.1950%
Next $25 billion                  0.1930%
Thereafter                        0.1925%

Schedule 3
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 3 Funds:
First $1 billion                  0.3600%                                  Benham GNMA Fund
Next $1 billion                   0.3080%                          Benham Short-Term Government Fund
Next $3 billion                   0.2780%                        Benham Target Maturities Trust: 2000
Next $5 billion                   0.2580%                        Benham Target Maturities Trust: 2005
Next $15 billion                  0.2450%                        Benham Target Maturities Trust: 2010
Next $25 billion                  0.2430%                        Benham Target Maturities Trust: 2015
Thereafter                        0.2425%                        Benham Target Maturities Trust: 2020
                                                                 Benham Target Maturities Trust: 2025
                                                   ------------------------------------------------------------------


                       Category Fee Schedules: Bond Funds
                                   (continued)


Schedule 4
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 4 Funds:
First $1 billion                  0.6100%                           Benham International Bond Fund
--------------------------                         ------------------------------------------------------------------
Next $1 billion                   0.5580%
Next $3 billion                   0.5280%
Next $5 billion                   0.5080%
Next $15 billion                  0.4950%
Next $25 billion                  0.4930%
Thereafter                        0.4925%

                      Category Fee Schedules: Equity Funds


Schedule 1
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 1 Funds:
First $1 billion                  0.5200%                         American Century Equity Growth Fund
Next $5 billion                   0.4600%                          American Century Global Gold Fund
Next $15 billion                  0.4160%                   American Century Global Natural Resources Fund
Next $25 billion                  0.3690%                        American Century Income & Growth Fund
Next $50 billion                  0.3420%                           American Century Utilities Fund
Next $150 billion                 0.3390%
                                                   ------------------------------------------------------------------
Thereafter                        0.3380%

Schedule 2
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 2 Funds:
First $1 billion                  0.7200%                        American Century Small Capitalization
Next $5 billion                   0.6600%                                  Quantitative Fund
                                                   ------------------------------------------------------------------
Next $15 billion                  0.6160%
Next $25 billion                  0.5690%
Next $50 billion                  0.5420%
Next $150 billion                 0.5390%
Thereafter                        0.5380%

Dated:  June 29, 1998

                                                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                                       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.           AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                                       AMERICAN CENTURY TARGET MATURITIES TRUST

As executed on behalf of the above in                  As executed on behalf of the above in
Exhibit A by                                           Exhibit A by

Robert C. Puff                                         Douglas A. Paul
President                                              Secretary

                                                Exhibit D
                                           Complex Fee Schedule

                          Complex Assets                              Fee Rate
                          First $2.5 billion                          0.0600%
                          ----------------------------------
                          Next $7.5 billion                           0.0500%
                          ----------------------------------
                          Next $15.0 billion                          0.0485%
                          ----------------------------------
                          Next $25.0 billion                          0.0470%
                          ----------------------------------
                          Next $50.0 billion                          0.0460%
                          ----------------------------------
                          Next $100.0 billion                         0.0450%
                          ----------------------------------
                          Next $100.0 billion                         0.0440%
                          ----------------------------------
                          Next $200.0 billion                         0.0430%
                          ----------------------------------
                          Next $250.0 billion                         0.0420%
                          ----------------------------------
                          Next $500.0 billion                         0.0410%
                          ----------------------------------
                          Thereafter                                  0.0400%











Dated:  June 29, 1998

                                                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                                       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.           AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                                       AMERICAN CENTURY TARGET MATURITIES TRUST

As executed on behalf of the above in                  As executed on behalf of the above in
Exhibit A by                                           Exhibit A by

Robert C. Puff                                         Douglas A. Paul
President                                              Secretary
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